Exhibit 99.1

1997 EDITION

AlA DOCUMENT	A1O1-1997

Standard Form of Agreement Between Owner and Contractor
where the basis of payment is a STIPULATED SUM
This document has impor-
AGREEMENT made as of the 24th day of January in the year two thousand and five.	tant legal consequences.
(In words, indicate day, month and year)	Consultation with an
attorney is encouraged
BETWEEN the Owner:	with respect to its
(Name, address and other information)	completion or modification.

Community National Bank
4811 US Route 5	AIA Document A201-1997,
Derby, VT 05829	General Conditions of the
Contract for Construction, is
and the Contractor:	adopted in this document by
(Name, address and other information)	reference. Do not use with
other general conditions
Kingdom Construction Inc.	unless this document is
PO Box 219	modified.
Newport, VT 05855

This document has been
approved and endorsed by
The Project is:	The Associated General
(Name and location)	Contractors of America.

Addition & Renovation to
Community National Bank
4811 US Route 5
Derby, Vermont 05829

The Architect is:
(Name, address and other information)
©1997 AIA ®
Black River Design Architects PLC	AIA Document A101-1997
73 Main Street	OWNER-CONTRACTOR
Montpelier, VT 05602	AGREEMENT

The Owner and Contractor agree as follows.	The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
Copyright 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, © 1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.	1
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.
ARTICLE 1 THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.

ARTICLE 2 THE WORK OF THIS CONTRACT
The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.
ARTICLE 3 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1  The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
(Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

Commencement date: January 10, 2005
If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

3.2 The Contract Time shall he measured from the date of commencement.
3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than days from the date of commencement, or as follows:

(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

Substantial Completion by November 15, 2005

, subject to adjustments of this Contract Time as provided in the Contract Documents.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments, for early completion of the Work.)
©1997 AIA ®
AIA Document A101-1997
OWNER-CONTRACTOR
AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
2
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ARTICLE 4 CONTRACT SUM

4.1  The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be Three Million, Three Hundred Seventy Thousand, Eight Hundred Twenty-five and 85/100 Dollars ($3,370,825.85)
subject to additions and deductions as provided in the Contract Documents.

4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identifications of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when that amount expires.)

See attached 'Exhibit A'
Contractor to itemize all costs for self performed work on each requisition.
4.3 Unit prices, if any, are as follows:

ARTICLE 5 PAYMENTS
5.1 PROGRESS PAYMENTS

5.1.1  Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

5.1.3  Provided that an Application for Payment is received by the Architect not later than the first day of a month, the Owner shall make payment to the Contractor not later than the seventh day of the same month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than thirty days after the Architect receives the Application for Payment.

© 1997 AIA® AIA DOCUMENT A101-1997 OWNER-CONTRACTOR AGREEMENT

5.1.4  Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

The American Institute of Architects 1735 New York Avenue, N.W. Washington, D.C. 20006-5292

3
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5.1.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.
5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress pay-rent shall be computed as follows:

.1

Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of ten percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

.2

.Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of ten percent (10%);

.3	Subtract the aggregate of previous payments made by the Owner; and
.4	Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

5.1.7 The progress payment amount determined in accordance with Subparagraph 5.1.6 shall be further modified under the following circumstances:
.1

Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and (Subparagraph .9.8.5 of .AIA Document A201-1997 requires re/ease of' applicable retainage upon Substantial Completion of Work with consent of surety ,if any)

.2

Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of AIA Document A201-1997.

5.1.8 Reduction or limitation of retainage, if any, shall be as follows:

(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Clauses 5.1.6.1 and 5.1.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

At 50% of contract completion, and if all parties are in agreement, eliminate withholding further retainage.
5.1.9 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.
5.2 FINAL PAYMENT		© 1997 AIA ® AIA DOCUMENT A101-1997
5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:		OWNER-CONTRACTOR AGREEMENT
.1

the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

The American Institute of Architects 1735 New York Avenue, N.W. Washington, D.C. 20006-5292
.2	a final Certificate for Payment has been issued by the Architect.

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52.2 The Owner's final payment to the Contractor -shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

ARTICLE 6 TERMINATION OR SUSPENSION
6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.
6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.
ARTICLE 7 MISCELLANEOUS PROVISIONS

7.1  Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2  Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any)

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

7.3 The Owner's representative is: (Name, address and other information)

Steve Marsh Louise Bonvechio
7.4 The Contractor's representative is: (Name, address and other information)
Karl Chaffee Luc Quirion	© 1997 AIA ® AIA DOCUMENT A101-1997
7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.	OWNER-CONTRACTOR AGREEMENT
7.6 Other provisions:	The American Institute of Architects 1735 New York Avenue, N.W. Washington, D.C. 20006-5292

WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.	5

ARTICLE 8 ENUMERATION OF CONTRACT DOCUMENTS
8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:
8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101-1997.

8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated November 8, 2004, and are as follows:

Document	Title	Pages
See Exhibit 'B'

8.1.4  The Specifications are those contained in the Project Manual dated as in Subparagraph 8.1.3, and are as follows:
(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

Section	Title	Pages

See Exhibit 'C'

8.1.5 The Drawings are as follows, and are dated November 8, 2004 unless a different date is shown below: (Either list the Drawings here or refer to an exhibit attached to this Agreement.)
Number	Title	Date
See Exhibit 'D'

©1997 AIA ®
AIA Document A101-1997
OWNER-CONTRACTOR
AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.	6

8.1.6  The Addenda, if any, are as follows:
Number	Date	Pages

1	November 15, 2004	1 (plus attachments)
2	November 19, 2004	52 (plus attachments)
3	November 24, 2004	3 (plus attachments)

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

See Exhibit 'E'

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

/s/ Stephen P. Marsh	/s/Karl Chaffee

OW N E R (Signature)	CONTRACTOR, (Signature)
Stephen P. Marsh, President & COO	Karl Chaffee, Owner

(Printed name and title)	(Printed name and title)

CAUTION:  You should sign an original AIA document or a licensed reproduction. Originals contain the AIA logo printed in red; licensed reproductions are those produced in accordance with the Instructions to this document.

©1997 AIA ®
AIA Document A101-1997
OWNER-CONTRACTOR
AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
7
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

	EXHIBIT 'A'
Bid Tabulation		Actual
Project:	Phase 2/3 Cost:	$3,172,290.62
Community National Bank, Ph.2/3	Sales Tax:	($1,453.56)
Date:	Phase 1 Cost:	$240,852.83
November 24, 2004	Building Cost:	$3,411,689.89
Estimator:	C.M. 6% Fee:	$204,701.39
Karl Chaffee	A&E 10% Fee:	$361,639.13
rev. 1/19/05	Contingency:	$86,257.17

	Total:	$4,064,287.59

	Phase 2/3
	Contract Amount:	$3,361,087.29

		($24,225.92)	$174,231.75	$2,869,162.79	$3,172,290.62
Description	Contractor	Material	Labor	Subs	Total
General Conditions	Kingdom	$21,580.00	$99,417.34	$83,550.00	$204,547.34
Demolition	Kingdom	$3,468.56	$12,569.04	$13,860.00	$29,897.60
Building Relocation	Deleted				$0.00
Garage Construction	Kingdom	$7,489.08	$8,619.52	$3,290.28	$19,398.88
Sitework	Gosselin's			$368,235.00	$368,235.00
Paving	Grays			$51,109.00	$51,109.00
Linestriping	Franks Linestriping			$800.00	$800.00
Allenblock	Kingdom			$2,520.00	$2,520.00
Dumpster Enclosure	Roundhill Fence			$3,279.51	$3,279.51
Building Concrete	Gosselins			$249,100.00	$249,100.00
Site Concrete	Above			$0.00	$0.00
Masonry	Royce Guyer			$56,400.00	$56,400.00
Cold Formed Metal Framing	P. Brodeur, below			$0.00	$0.00
Structural Steel	Reliance			$292,000.00	$292,000.00
Steel Joists and Deck	Reliance, above			$0.00	$0.00
Steel Erection	Reliance, above			$0.00	$0.00
Rough Carpentry	Kingdom	$9,386.71	$11,020.05		$20,406.76
Interior Finish Carpentry	Kingdom	$17,563.33	$18,454.29		$36,017.62
Exterior Finish Carpentry	Kingdom	$1,347.73	$1,179.81		$2,527.54
Architectural Woodwork	See Allowances				$0.00
Fluid Applied Waterproofing	NICOM			$11,578.00	$11,578.00
Vapor and Air Barriers	Kingdom	$1,176.52	$564.47		$1,740.99
Rigid Insulation	Kingdom	$2,337.12	$1,024.83		$3,361.95
Spray Foam Insulation	NEFC/Kingdom	$2,000.00	$2,104.80	$9,092.00	$13,196.80
Firestopping	Kingdom	$500.00	$841.92		$1,341.92
Manufactured Wall Panels	Kingdom	$10,904.95	$5,913.39		$16,818.34
Single Ply Membrane Roof	Magog			$86,829.00	$86,829.00
Shingle Roofing	Above				$0.00
Flashing and Sheetmetal	Magog, above				$0.00
Skylights	Deleted				$0.00
Joint Sealants	Kingdom	$1,000.00		$1,400.00	$2,400.00
Doors and Frames	HCI Craftsman	$48,866.00	$6,018.41		$54,884.41
Finish Hardware	HCI, above		$6,303.88		$6,303.88
Overhead Doors	Troy Overhead Door			$3,994.00	$3,994.00
Aluminum Entrys/Storefronts	Mayo's			$138,348.00	$138,348.00
Aluminum Windows	Mayo's, above				$0.00
Glass and Glazing	Mayo's, above				$0.00
Aluminum Curtainwalls	Mayo's, above				$0.00
Wood Windows	Oakes Brothers	$1,276.08	$200.00		$1,476.08
LGMF, Drywall	P. Brodeur			$188,800.00	$188,800.00
Flourocarbon Coatings	See other division			$0.00	$0.00
Metal Coatings	See other division			$0.00	$0.00
Painting	Cluba/Hinman			$55,000.00	$55,000.00
Acoustical Ceilings	AJ Interiors			$46,805.00	$46,805.00
Flooring	Allowance			$106,000.00	$106,000.00
Signage	See allowance			$0.00	$0.00
Fire Extinguishers	Under separate contract			$0.00	$0.00
Bath Accessories	Under separate contract			$0.00	$0.00
Projection Screens	Under separate contract			$0.00	$0.00
Residential Appliances	Under separate contract			$0.00	$0.00
Roller Shades	Under separate contract			$0.00	$0.00
Foot Grilles	Under separate contract			$0.00	$0.00
Sprinkler	MV Sprinkler			$45,000.00	$45,000.00
Mechanical	Mechanical			$669,990.00	$669,990.00
Electrical	Ames			$338,744.00	$338,744.00
Route 5: 2 - 24" culverts	Deleted			$0.00	$0.00
Landscaping	Reduced allowance			$10,000.00	$10,000.00
Pavers and planters at front entry	Deleted			$0.00	$0.00
Canopies @ plaza - $8,000/each	Deleted			$0.00	$0.00
Site signage	Under separate contract			$0.00	$0.00
Teller Work Stations	Under separate contract			$0.00	$0.00
Receptionists Desk	Under separate contract			$0.00	$0.00
Library/Conference	Under separate contract			$0.00	$0.00
Kitchen Cabinets	Under separate contract			$0.00	$0.00
Structural Work @ Waiting Area	Reduced allowance			$10,000.00	$10,000.00
Ornamental Stairs	Reduced allowance			$20,000.00	$20,000.00
Chimney Enclosure	Allowance			$3,000.00	$3,000.00
Sunshades	Deleted			$0.00	$0.00
Miscellaneous Metals	Reduced allowance			$10,000.00	$10,000.00
Guardrails	Deleted			$0.00	$0.00
Blower Door Test	By Owner			$0.00	$0.00
Fireplaces	Under separate contract			$0.00	$0.00
Door Access System	Deleted			$0.00	$0.00
Power Company Charges	Allowance			$15,000.00	$15,000.00
Upgrades per L&I permit letter	Allowance			$2,000.00	$2,000.00
Entrance/Planter Allowance	Allowance			$50,000.00	$50,000.00
Additional Adjustments	See attachment			($76,561.00)	($76,561.00)

Additional Adjustments per Last Line Item on Bid Tab
					Actual/
Description				Value	Allowance
Change interior drywall finish in gargare to painted OSB. Delete 1 x 3 ceiling furring.				($945.00)	Actual
Reuse existing windows in garage.				($1,275.00)	Actual
Eliminate ten interior borrowed lites.				($2,500.00)	Allowance
Modify ceilings to 2 x 4 tegular in non-public areas				($2,000.00)	Allowance
Modify mechanical controls (5% reduction)				($4,608.00)	Allowance
Modify mechanical systems (5% reduction)				($28,887.00)	Allowance
Waterproof only between existing entrances				($8,000.00)	Allowance
Patch floors only in rooms 002-006				($2,000.00)	Allowance
Leave Library/Conference as-is				($5,000.00)	Allowance
Change ceramic tile and ceramic base to VCT and 4" rubber base in all bathrooms				($7,897.00)	Allowance
Eliminate Builders Risk Insurance (purchased by CNB)				($13,440.00)	Actual

Total:				($76,561.00)

EXHIBIT 'B'

PROJECT MANUAL TABLE OF CONTENTS

ADDITION AND RENOVATIONS TO

COMMUNITY NATIONAL BANK

Derby, Vermont

PROJECT MANUAL COVER SHEET

PROJECT MANUAL TABLE OF CONTENTS

INVITATION TO BID

BID FORM

INDEX OF DRAWINGS

INDEX TO SPECIFICATIONS

TECHNICAL SPECIFICATIONS

PROJECT MANUAL TABLE OF CONTENTS - 1

INDEX TO SPECIFICATIONS EXHIBIT 'C'

DIVISION 1 - GENERAL REQUIREMENTS
01010	SUMMARY OF WORK
01020	ALLOWANCES
01026	UNIT PRICES
01027	APPLICATIONS FOR PAYMENT
01030	ALTERNATES
01035	MODIFICATION PROCEDURES
01040	PROJECT COORDINATION
01050	FIELD ENGINEERING
01045	CUTTING AND PATCHING
01095	REFERENCE STANDARDS AND DEFINITIONS
01200	PROJECT MEETINGS
01300	SUBMITTALS
01400	QUALITY CONTROL SERVICES
01500	TEMPORARY FACILITIES
01600	MATERIALS AND EQUIPMENT
01631	PRODUCT SUBSTITUTIONS
01700	PROJECT CLOSE-OUT
01740	WARRANTIES AND BONDS

DIVISION 2 - SITE WORK.
02000	EXISTING UTILITIES AND UNDERGROUND STRUCTURES
02030	CLEARING, GRUBBING, AND STRIPPING
02060	BUILDING DEMOLITION
02070	SELECTIVE BUILDING DEMOLITION
02200	EROSION CONTROL
02210	DEWATERING
02331	EXCAVATING, TRENCHING, AND BACKFILLING-VT
02340	ROCK REMOVAL
02350	SOIL COMPACTION
02360	STONE FILL AND RIP RAP
02500	WATER MAINS AND APPURTENANCES
02515	UNIT PAVERS
02526	SANITARY SEWERS, MANHOLES, AND APPURTENANCES-VT
02550	STORM DRAINAGE SYSTEMS
02710	BITUMINOUS CONCRETE PAVING
02711	FOUNDATION DRAINAGE SYSTEM
02900	LOAMING, SEEDING, AND FERTILIZING
02910	RESTORATION OF SURFACES

DIVISION 3 - CONCRETE
03102	CONCRETE FORMWORK
03202	CONCRETE REINFORCEMENT
03300	CAST IN PLACE CONCRETE

DIVISION 4 - MASONRY
04200	UNIT MASONRY
04720	CAST STONE

DIVISION 5 - METALS
05100	STRUCTURAL STEEL
05200	STEEL JOISTS
05310	STEEL FLOOR DECK
05400	COLD-FORMED METAL FRAMING
05500	METAL FABRICATIONS

DIVISION 6 - WOOD AND PLASTICS
06100	ROUGH CARPENTRY

DIVISION 7 - THERMAL AND MOISTURE PROTECTION
07120	FLUID-APPLIED WATERPROOFING
07190	VAPOR AND AIR INFILTRATION RETARDERS
07210	BUILDING INSULATION
07270	FIRESTOPPING
07410	MANUFACTURED WALL PANELS
07530	SINGLE-PLY MEMBRANE ROOFING
07600	FLASHING AND SHEET METAL
07810	PLASTIC UNIT SKYLIGHTS
07901	JOINT SEALANTS

DIVISION 8 - DOORS AND WINDOWS
08111	STANDARD STEEL DOORS AND FRAMES
08211	FLUSH WOOD DOORS
08360	SECTIONAL OVERHEAD DOORS
08410	ALUMINUM ENTRANCES AND STOREFRONTS
08520	ALUMINUM WINDOWS
08710	DOOR HARDWARE
08800	GLAZING
08920	GLAZED ALUMINUM CURTAIN WALLS

DIVISION 9 - FINISHES
09255	GYPSUM BOARD ASSEMBLIES
09850	FLUOROCARBON COATINGS
09860	GALVANIZING AND METAL COATINGS
09900	PAINTING

DIVISION 10 - SPECIALTIES
10100	VISUAL DISPLAY BOARDS
10425	SIGNS
10522	FIRE EXTINGUISHERS, CABINETS, AND ACCESSORIES
10800	TOILET AND BATH ACCESSORIES
DIVISION 11 - EQUIPMENT
11132	PROJECTION SCREENS
11452	RESIDENTIAL APPLIANCES
DIVISION 12 - FURNISHINGS
12494	ROLLER SHADES
12680	FOOT GRILLES
DIVISION 13 - SPECIAL CONSTRUCTION N/A
DIVISION 14 - CONVEYING SYSTEMS N/A
DIVISION 15 - MECHANICAL N/A
DIVISION 16 - ELECTRICAL N/A

INDEX OF DRAWINGS EXHIBIT 'D'

C1	EXISTING CONDITIONS SITE PLAN
C2	GRADING SITE PLAN
C3	MISCELLANEOUS DETAILS
C4	MISCELLANEOUS DETAILS
C5	EROSION CONTROL DETAILS

L1	LANDSCAPE AND ORIENTATION PLAN
L2	ENLARGED PLAZA PLAN AND CANOPY DETAILS
L3	ENLARGED PLAZA STAIRS AND EQUIPMENT BAY

D1	PARTIAL DEMOLITION PLANS

A1	LOWER LEVEL FLOOR PLAN
A2	FIRST FLOOR PLAN
A3	SECOND FLOOR PLAN
A4	ROOF PLAN
A5	BUILDING ELEVATIONS
A6	BUILDING SECTIONS
A7	WALL SECTIONS
A8	WALL SECTIONS AND DETAILS
A9	DETAILS
A10	DETAILS
A11	STAIR PLANS AND DETAILS
A12	ENLARGED PLANS AND INTERIOR ELEVATIONS
A13	LOWER LEVEL REFLECTED CEILING PLAN
A14	FIRST FLOOR REFLECTED CEILING PLAN
A15	SECOND FLOOR REFLECTED CEILING PLAN
A16	NOT USED (PHASE ONE)
A17	MAINTENANCE GARAGE PLANS
A18	DOOR SCHEDULE
A19	DOOR SCHEDULE
A20	WINDOW SCHEDULE
A21	FINISH SCHEDULE
A22	FINISH SCHEDULE

S1	FOUNDATION PLAN
S2	FIRST FLOOR FRAMING PLAN
S3	SECOND FLOOR FRAMING PLAN
S4	ROOF FRAMING PLAN
S5	STRUCTURAL SECTIONS
S6	STRUCTURAL SECTIONS
S7	TYPICAL PIER AND BASEPLATE DETAILS
S8	TYPICAL STRUCTURAL DETAILS
S9	STRUCTURAL NOTES

H1.0	LOWER LEVEL HVAC PLAN
H1.1	FIRST FLOOR HVAC PLAN
INDEX OF DRAWINGS - 1
H1.2	SECOND FLOOR HVAC PLAN
H4.0	HVAC SCHEDULES & DETAILS
M0.0	PH 1A MECHANICAL PIPING PLAN
M1.0	LOWER LEVEL MECHANICAL PIPING PLAN
M1.1	FIRST FLOOR MECHANICAL PIPING PLAN
M1.2	SECOND FLOOR MECHANICAL PIPING PLAN
M1.3	SNOWMELT PIPING PLAN
M2.0	HOT WATER FLOW DIAGRAM
M2.1	CHILLED WATER FLOW DIAGRAM
M3.0	MECHANICAL PIPING DETAILS PLAN
M3.1	MECHANICAL PIPING DETAILS PLAN
M4.0	MECHANICAL SCHEDULES AND NOTES PLAN
P1.0	LOWER LEVEL PLUMBING PLAN
P1.1	FIRST FLOOR PLUMBING PLAN
P1.2	SECOND FLOOR PLUMBING PLAN
P4.0	PLUMBING SCHEDULES AND NOTES PLAN

ESITE-1	SITE LIGHTING PLAN
EL-1	LOWER LEVEL LIGHTING PLAN
EL-2	FIRST FLOOR LIGHTING PLAN
EL-3	SECOND FLOOR LIGHT PLAN
EP-1	LOWER LEVEL POWER PLAN
EP-2	FIRST FLOOR POWER PLAN
EP-3	SECOND FLOOR POWER PLAN

INDEX OF DRAWINGS - 2

Exhibit "E"

8.1.7

     Under Vermont Statue, for the Arbitration portion of this contract to be enforceable, this
"Acknowledgment of Arbitration" must be contained in this agreement.

Acknowledgment of Arbitration

We understand that this agreement contains an agreement to arbitrate. After signing this document, we understand that we will not be able to bring lawsuit concerning any dispute that may arise which is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, we agree to submit any such dispute to an impartial arbitrator.

/s/ Stephen P. Marsh	/s/ Karl Chaffee

Owner (signature)	Contractor

Stephen P. Marsh, President & COO	Karl Chaffee, Owner

(Printed name and title)	(Printed name and title)